                                                                   Exhibit 10.27

                                              December 14, 1999

Internet Capital Group, Inc.
435 Devon Park Drive, Building 800
Wayne, Pennsylvania 19087

Attention:  Kenneth A. Fox

Gentlemen and Ladies:

     The purpose of this letter agreement (the "Purchase Agreement") is to confirm our agreement to purchase from Internet Capital Group, Inc. (the "Company") a number of shares, rounded down to the nearest whole number (the "Shares"), of the Company's common stock, $.001 par value per share (the "Common Stock"), equal to $50,000,000 divided by the purchase price per share to be paid by us for the Shares. The purchase price per share to be paid by us for the Shares will be the same as the per share "Public Offering Price" as it appears on the cover page of the final prospectus relating to the Company's underwritten registered public offering of Common Stock filed with the Securities and Exchange Commission on November 22, 1999 (the "Public Offering"), at the time such final prospectus is first filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b) of the rules and regulations under the Securities Act of 1933, as amended (the "Securities Act"). Our obligation to purchase the Shares is conditioned solely upon the closing of the Public Offering. Delivery of and payment for the Shares (the "Closing Date") will take place at the "Closing Time" as defined in the Underwriting Agreement with respect to the Public Offering to be entered into among the Company and the underwriters to be named therein. The certificate for the Shares will be in definitive form, registered in our name. We will make payment of the purchase price for the Shares to the Company by wire transfer of immediately available funds.

     The Company represents and warrants that the Shares have been duly and validly authorized and, when issued and delivered to and paid for by us pursuant to this Purchase Agreement, will be fully paid and nonassessable. The certificate for the Shares will be in valid form and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights to subscribe for the Shares.

     We understand and acknowledge that the Shares have not been registered under the Securities Act or any other applicable securities law, are being offered in a transaction not requiring registration under the Securities Act and, unless so registered, may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto.

     We acknowledge that neither the Company nor any person representing the Company has made any representations to us with respect to the Company or the offering or sale of the Shares, other than the information contained in the Company's registration statement on Form S-1 for the Public Offering which has been delivered to us and upon which we are relying in making our investment decision with respect to the Shares, and we have had access to such financial and other information concerning the Company and the Shares as we have deemed necessary in order to make a decision to purchase the Shares, including an opportunity to ask questions of and receive information from the Company.

     We represent and warrant that we are a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

     A "qualified institutional buyer" is any of the following entities, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the entity:

          (a) any organization described in section 501(c)(3) of the Internal Revenue Code, corporation (other than a bank as defined in section 3(a)(2) of the Securities Act or a savings and loan association or other institution referenced in section 3(a)(5)(A) of the Securities Act or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; or

          (b) any entity, all of the equity owners of which are qualified institutional buyers as described in clause (a) above, acting for its own account or the accounts of other qualified institutional buyers.

     We have determined our status as a "qualified institutional buyer" in accordance with the following guidelines:

          (i) In determining the aggregate amount of securities owned and invested on a discretionary basis by us, the following instruments and interests were excluded: bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps.

          (ii) The aggregate value of securities owned and invested on a discretionary basis by us was deemed to be the cost of such securities, except where we report our securities holdings in our financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published. In the latter event, the securities were valued at market.

          (iii) In determining the aggregate amount of securities owned by us and invested on a discretionary basis, securities owned by our subsidiaries that are consolidated with us in our financial statements prepared in accordance with generally accepted accounting principles were included if the investments of such subsidiaries are managed under our discretion.

     We further represent and warrant that we are acquiring the Shares for our own account, for investment purposes, not with a view to, or for offer or sale in connection with directly or indirectly, any distribution in violation of the Securities Act or any other applicable securities law and with no intention of participating in the formulation, determination or direction of the basic business decisions of the Company.

     We understand and acknowledge that a legend in substantially the form of Exhibit A hereto will be placed on the certificate for the Shares on the Closing
---------
Date and the legend contained in the second paragraph of Exhibit A shall be
                                                         ---------
removed 270 days after the Closing Date.

     The Company grants us registration rights as set forth on Exhibit B hereto
                                                               ---------
(as if the undersigned were a "Holder" or "Purchaser" and as if the Shares were "Eligible Securities," each as defined therein), to be effective as of the Closing Time, pursuant to which we will have registration rights relating to the resale by us of the Shares. The registration rights provided by Exhibit B are
                                                                ---------
the same as those provided to the Company's Strategic Partners (as defined in Exhibit B).
---------

     We agree, for a period of 270 days after the Closing Time, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Shares, or publicly disclose the intention to make any such offer, sale, pledge or disposition.

     This Purchase Agreement has been duly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and general principles of equity. This Purchase Agreement has been duly authorized by us and, when executed and delivered by us, will constitute our valid and legally binding agreement, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and general principles of equity.

     Please confirm that the foregoing terms correctly set forth our agreement by signing and returning to us the duplicate copy of this letter enclosed herewith.

                              Very truly yours,

                              FORD MOTOR COMPANY

                              By: /s/ Peter Sherry, Jr.
                                 -----------------------------------
                                  Name:  Peter Sherry, Jr.
                                  Title: Assistant Secretary

Agreed and accepted as of the
 date first written above

INTERNET CAPITAL GROUP, INC.

By: /s/ Kenneth A. Fox
   -------------------------------
   Kenneth A. Fox
   Managing Director

                                   EXHIBIT A
                                   ---------

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACTS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THESE SECURITIES ARE SUBJECT TO TRANSFER RESTRICTIONS CONTAINED IN A LETTER AGREEMENT DATED DECEMBER 14, 1999 BETWEEN THE COMPANY AND THE INITIAL PURCHASER OF THESE SECURITIES, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

                                   EXHIBIT B
                                   ---------


                              REGISTRATION RIGHTS
                              -------------------


          1.1  Piggyback Registration.
               ----------------------

               (a) If the Company at any time after the consummation of its initial public offering proposes for any reason, whether for its own account or the account of others, to register any of its securities under the Securities Act, other than pursuant to a Special Registration Statement (as hereinafter defined), it shall each such time promptly give written notice to the registered Holders of the Eligible Securities (as defined in Section 1.1(c)) of its intention to do so, and, upon the written request, given within twenty (20) days after receipt of any such notice, of a Holder to register any of its Eligible Securities, the Company shall (subject to Section 1.1(b)) use its best efforts to cause all Eligible Securities with respect to which Holders shall have so requested registration to be registered under the Securities Act promptly upon receipt of the written request of such Holders for such registration, all to the extent required to permit the sale or other disposition by the Holders of the Eligible Securities so registered in the manner contemplated by such registration statement. "Special Registration Statement" means a registration statement on Forms S-8 or S-4 or any successor form or other registration statement relating to shares of Common Stock issued in connection with an acquisition of an entity or business or other business combination, or shares of Common Stock issued in connection with stock option or other employee benefit plans.

               (b) In connection with any exercise by a Holder of its "piggyback" registration rights pursuant to this Section 1.1 in connection with any underwritten offering of securities of the Company, if the Company is advised in writing (with a copy to the Holders requesting registration) by the lead underwriter for the offering that, in such firm's opinion, a registration of Eligible Securities at that time would interfere with the orderly sale and distribution of the securities being sold by the Company for its own account, then the number of shares that may be included in the underwriting shall be allocated, first, to the Company, second, to each of the Holders requesting inclusion of their Eligible Securities in such registration statement on a pro rata basis based on the total number of Eligible Securities held by each such Holder and, third, to any other shareholders requesting registration.

               (c) For purposes of this Exhibit B, the following terms shall have the following meanings: (i) "Common Stock" shall mean the shares of common stock of Internet Capital or any successor corporation; (ii) "Company" shall mean and include Internet Capital and any successor corporation; (iii) "Eligible Securities" shall mean, on any date, (A) all shares of Common Stock or other securities of the Company issued by way of a stock split, stock dividend, recapitalization, merger or consolidation, (B) plus all shares of Common Stock or other securities of the Company issued in respect of the Note and Warrant or purchased under the letter agreement to which this Exhibit B is attached, (C) but exclusive of any securities described in clauses (A) or (B) which have been
(1) sold in a public offering registered under Securities Act or (2) subsequently sold pursuant to Rule 144 under the Securities Act; (iv) "Holders" shall mean each purchaser listed on the signature page of the letter agreement to which this Exhibit B is attached ("Purchaser"), each Strategic Partner, as such term is defined in the Securities Holders Agreement (the "SHA"), dated February 2, 1999 among Internet Capital and the investors named therein, for so long as (and to the extent that) it owns any Eligible Securities, each of their respective successors, assigns, and transferees who become registered owners of Eligible Securities, and the holders of Eligible Securities pursuant to the Convertible Note (the "Note") dated May 10, 1999 and the Common Stock Purchase Warrant (the "Warrant"), dated May 10, 1999; and (v) "Internet Capital" shall mean Internet Capital Group, Inc., a Delaware corporation.

          1.2  Demand Registration.
               -------------------

               (a) Any Purchaser or Strategic Partner may, at any time after consummation of the Company's initial public offering of equity securities, request in writing that the Company cause a registration statement to be filed under the Securities Act (on any Form then available to the Company) with respect to such of its Eligible Securities as it shall specify in such request, provided that (i) the gross proceeds from such offering will be or are reasonably expected to be not less than $5 million and (ii) such Purchaser or Strategic Partner includes at least 25% of its Eligible Securities in its request. The Company shall promptly give written notice of such request to the other Holders of Eligible Securities and afford them the opportunity of including in the requested registration statement such of their Eligible Securities as they shall specify in a written notice given to the Company within thirty (30) days after their receipt of the Company's notice of the request for the filing of a registration statement. Following receipt of such notices, the Company shall promptly use its best efforts to cause all Eligible Securities with respect to which Holders shall have so requested registration to be registered under the Securities Act, all to the extent required to permit the sale or other disposition by the Holders of the Eligible Securities so registered in the manner specified by such Holders in their notices and pursuant to this Section.

               (b) The Company shall not be required to file and cause to become effective more than two (2) registration statements at the demand of any Purchaser or Strategic Partner made under this Section 1.2.

               (c) If the Holders of the Eligible Securities making such demand propose to sell their Eligible Securities in a firm commitment underwriting and the managing underwriter advises such Holders that not all Eligible Securities of such Holders can be included in such offering, then the requisite number of Eligible Securities shall be excluded from registration on a basis pro rata among the Holders of the Eligible Securities requesting such registration on the basis of the number of Eligible Securities held by each of them. If by virtue of this Section 1.2(c), more than 50% of the Eligible Securities which a Purchaser or Strategic Partner has demanded be registered are excluded from the registration statements then such Purchaser or Strategic Partner shall not be deemed to have exercised a demand registration right under this Section 1.2.

               (d) Provided the Company has honored its obligations under
Section 1.1, no demand registration right granted in this Section may be exercised by any Purchaser or Strategic Partner during any period of time beginning on the date the Company (i) files a registration statement with the Securities and Exchange Commission registering any of its securities for sale to the public or (ii) files a registration statement upon the demand of any other Strategic Partner pursuant to this Section 1.2, and ending on the earlier to occur of (A) 90 days after the date on which such registration statement is declared effective by the Securities and Exchange Commission or otherwise becomes effective, and (B) the 180th day after the date of such filing.

               (e) The demand registration rights granted in this Section 1.2 shall expire, if not exercised prior thereto, on the date on which more than 90% of all Eligible Securities (as of the date of this Agreement) shall have been publicly sold by the Holders thereof in a public offering registered under the Securities Act of 1933 or pursuant to Rule 144 thereunder.

          1.3  Form S-3 Registrations.  In addition to the rights provided the
               ----------------------
Holders of registrable securities in Sections 1.1 and 1.2 above, if the registration of Eligible Securities under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), then upon the written request of one or more Holders of Eligible Securities, the Company will so notify each Holder of Eligible Securities, including each Holder who has a right to acquire Eligible Securities, and then will, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Eligible Securities as the Holder or Holders shall specify pursuant to this Section 1.3, provided that the Company shall have no obligation to file a registration statement under this Section 1.3 unless the gross proceeds from the offering will be or are reasonably expected to be not less than $500,000.

          1.4  Registration Procedures.  If and whenever the Company is under an
               -----------------------
obligation pursuant to the provisions of this Exhibit B to use its best efforts to effect the registration of any Eligible Securities the Company shall, as expeditiously as practicable:

               (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Eligible Securities and use its best efforts to cause such registration statement to become effective;

               (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective under the Securities Act until the earlier of such time as all securities covered thereby have been sold or one hundred and eighty (180) days after such registration statement becomes effective, as such period may be extended pursuant to Section 1.5, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Eligible Securities covered by such registration statement for such period;

               (c) furnish to each selling stockholder such numbers of copies of each prospectus (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Eligible Securities;

               (d) use its best efforts to register or qualify the Eligible Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter, if any, or if there is no managing underwriter, the Holders of at least 25% of the Eligible Securities, shall request (provided that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified) and do any and all other acts or things which may be reasonably necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such Eligible Securities;

               (e) notify each seller of the Eligible Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 1.4, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

               (f) furnish on the date that such Eligible Securities are delivered to the underwriters for sale pursuant to such registration or, if such Eligible Securities are not being sold through underwriters, on the date that the registration statement with respect to such Eligible Securities becomes effective, (i) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and at the request of any Holder or Holders of Eligible Securities requesting registration pursuant to this Exhibit B, to the Holder or Holders making such request, stating that such registration statement has become effective under the Securities Act and that (1) no stop order suspending the effectiveness thereof has been issued and, to the best knowledge of such counsel, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (2) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Securities and Exchange Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein); (3) such counsel has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements contained therein); (4) the description in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal and governmental matters and all contracts and other legal documents or instruments are accurate and fairly present the information required to be shown; (5) such counsel does not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described and filed as required, and (6) such other legal matters with respect to such registration as the underwriters, if any, and any such Holder or Holders requesting such opinion may reasonably request; and (ii) in the case of an underwritten offering, a comfort letter, dated such date, from the independent certified public accountants of the Company, addressed to the underwriters and the Company's Board of Directors in the customary form.

          1.5  Delay in Registration.  Notwithstanding anything contained in
               ---------------------
this Agreement to the contrary, the Company reserves the right to delay any such registration pursuant to this Exhibit B for a period of not more than one hundred and twenty
(120) days, or to withhold efforts to cause such registration statement to become effective for a period of not more than one hundred twenty (120) days, if the Board of Directors of the Company determines in good faith that such registration might (A) interfere with or affect the negotiation or completion of any material transaction that is being contemplated by the Company, or (B) involve initial or continuing disclosure obligations materially adverse to the best interests of the Company's shareholders. If, after a registration statement becomes effective, the Company advises the Holders of the registrable securities covered by such registration statement that the Company considers it appropriate for the registration statement to be amended, the Holders of such shares shall suspend any further sales of their registered shares until the Company advises them that the registration statement has been amended. The time periods referred to this Exhibit B shall be extended for an additional number of business days during which the rights to sell shares was suspended.

          1.6  Information to be Furnished by Holders of Eligible Securities.
               -------------------------------------------------------------
Each prospective seller of Eligible Securities, registered or to be registered under any registration statement shall furnish to the Company such information and execute such documents regarding the Eligible Securities held by such seller and the intended method of disposition thereof as the Company shall reasonably request in connection with the action to be taken by the Company.

          1.7  Expenses of Registration.
               ------------------------

               (a) All expenses incurred by the Company in complying with this Exhibit B (other than the underwriting discounts and commissions), including, without limitation: (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.);
(ii) the fees and expenses of complying with securities and blue sky laws; (iii) expense allowances of the underwriters; (iv) printing expenses; (v) fees and disbursements of Company counsel and of one counsel for the participating Holders together, which counsel is reasonably acceptable to the Holders; and
(vi) the fees and expenses of the independent public accountants (including the expense of any special audits in connection with any such registration), are hereinafter called "Registration Expenses." All underwriting discounts and commissions applicable to the Eligible Securities covered by any such registration, are herein called "Selling Expenses."

               (b) The Company shall pay all Registration Expenses in connection with all piggyback registrations under Section 1.1 and all demand registrations under Section 1.2 plus up to one (1) S-3 registration per year pursuant to
Section 1.3. All Selling Expenses in connection with each registration pursuant to this Exhibit B and any legal fees and expenses of additional special counsel for the sellers shall be borne by the seller or sellers therein in proportion to the number of Eligible Securities included by each in such registration, or in such other proportions as they may agree upon.

          1.8  Indemnification.
               ---------------

               (a) The Company shall indemnify and hold harmless each Holder of Eligible Securities, its executive officers, directors and controlling persons (within the meaning of the Securities Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the Securities Act) with respect to a registration statement pursuant to this Exhibit B against any loss, claims, damages or liabilities to which any of them may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in a registration statement including Eligible Securities owned by such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any of them for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable hereunder to a particular Holder in any such case if any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company for such purpose by such Holder or by its representative or by any underwriter on behalf of such Holder or if the untrue statement or omission is corrected in a supplement or amendment to the prospectus provided by the Company to such Holder in a timely fashion in accordance with this Exhibit B which was not used by such Holder.

          (b) Each Holder of Eligible Securities joining in any registration statement of the Company pursuant to this Exhibit B shall indemnify and hold harmless the Company, its executive officers, directors, and controlling persons (within the meaning of the Securities Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the Securities Act) with respect to a registration statement pursuant to Exhibit B against any losses, claims, damages, or liabilities to which any of them may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made in reliance upon and in conformity with written information furnished to the Company by such Holder or by its duly designated representative or by any underwriter on behalf of such Holder for such purpose, and will reimburse any of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending, any such loss, claim, damage, liability or action provided, however, that the total amount payable by a Holder under this Section 1.8(b) shall not exceed the net proceeds received by such Holder in such registered offering.

          (c) Promptly after receipt by an indemnified party under this Section
1.8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party other than under this Section 1.8.

          (d) If the indemnification provided for in this Section 1.8 is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party shall contribute to the aggregate amount of such losses, claims, damages, liabilities and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each such Holder on the other hand from an offering which includes Eligible Securities pursuant to this Exhibit B or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of each such Holder on the other hand in connection with the statements or omissions, which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each such Holder on the other hand, in connection with an offering which includes Eligible Securities pursuant to this Exhibit B, shall be deemed to be in the same respective proportions as the total net proceeds (before deducting expenses) from such offering received by the Company and the total net proceeds (before deducting expenses) received by each such Holder bear to the aggregate public offering price of the securities offered. The relative fault of the Company on the one hand and each such Holder on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by each such Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in this Section 1.8. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 1.8(d), no Holder shall be required to contribute an amount in excess of the proceeds received by such Holder in the offering.

          1.9  Underwriting Agreement.  If Eligible Securities are sold pursuant
               ----------------------
to a registration statement in an underwritten offering pursuant to this Exhibit B, the Company and the Holders participating therein agree to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of, or, as the case may be, the seller of the securities being registered and customary covenants and agreements to be performed by such issuer or seller, including, without limiting the generality of the foregoing, customary provisions with respect to indemnification by the Company of the underwriter(s) of such offering.

          1.10  Subsequent Registration Rights.  The Company has not and shall
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not grant any registration rights to any other person that are more favorable to such person than the registration rights granted to the Holders hereunder without the prior written consent of the Holders of at least a majority of the Eligible Securities.

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